UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019

OrthoPediatrics Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(IRS Employer Identification No.)

2850 Frontier Drive
Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 1.01. Entry Into a Material Definitive Agreement.

On June 4, 2019, OrthoPediatrics Corp. (the “Company”) entered into an Equity Interest Purchase Agreement (the “Purchase Agreement”) with the stockholders of Vilex in Tennessee, Inc., a Tennessee corporation (“Vilex”), and the members of Orthex, LLC, a Florida limited liability company (“Orthex”), providing for the purchase by the Company of all of the issued and outstanding shares of stock of Vilex and all of the issued and outstanding units of membership interests in Orthex (the “Acquisition”) from such stockholders and members, respectively (collectively, the “Sellers”). Orthex and Vilex (together, the “Vilex Companies”) are primarily manufacturers of foot and ankle surgical implants, including cannulated screws, fusion devices, surgical staples and bone plates, as well as Orthex Hexapod technology which is used to treat pediatric congenital deformities and limb length discrepancies.

Under the terms of the Purchase Agreement, consideration of (a) $50 million of cash, as adjusted for estimated working capital, and (b) 245,352 shares of common stock, $0.00025 par value per share, of the Company (“Common Stock”), will be paid by the Company at the closing. The shares of Common Stock were valued at $40.76 per share (which amount represents the volume weighted average trading price during the thirty day trading period ending on May 30, 2019). In addition, $3 million of the cash consideration was deposited into escrow for a period of up to twenty (20) months to cover certain indemnification obligations of the Sellers and to secure certain closing adjustments.

The Purchase Agreement contains negotiated representations, warranties and covenants by the Sellers and the Company, which are believed to be customary for transactions of this kind. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Purchase Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the Purchase Agreement or as of such other date or dates as may be specified in the Purchase Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Planned Divestiture

Because the current product line of the Vilex Companies also includes adult offerings that are not core to the Company’s pediatrics business, the Company has begun taking the steps necessary to divest those non-core product lines of the Vilex Companies. Specifically, the Company’s Board of Directors has authorized the Company’s management team to oversee the divestiture process and, over the next several weeks, the Company intends to identify the appropriate assets to sell, to determine the appropriate price for those assets and to identify an appropriate buyer. The Company anticipates there being significant interest in the assets to be offered for sale.

Debt Financing for Acquisition

In order to finance a portion of the cash consideration for the Acquisition, the Company entered into a First Amendment (the “Amendment”) to its Fourth Amended and Restated Loan and Security Agreement (as so amended, the “Loan Agreement”), with Squadron Capital LLC (the “Lender”), the Company’s largest investor. The Loan Agreement provides for a new $30 million term loan facility (the “Term Loan B”) in addition to the existing $20 million term loan facility (the “Term Loan A”) and $15 million revolving credit facility that were established previously by the Lender. The term loan and revolving credit facilities under the Loan Agreement provide for interest only payments with interest rates equal to the greater of (a) three month LIBOR plus 8.61%, and (b) 10.00%. The maturity date for the Term Loan B, which is evidenced by that certain Term Note B, dated June 4, 2019, made payable, jointly and severally, by the Company and each of its subsidiaries party thereto (the “Term Note B”), is the earlier of: (i) the date on which any person or persons acquire (x) capital stock of the Company possessing the voting power to elect a majority of the Company’s Board of Directors (whether by merger, consolidation, reorganization, combination, sale or transfer), or (y) all or substantially all of the Company’s assets, determined on a consolidated basis; (ii) the date on which the Company sells its equity interest in, or all or substantially all of the assets of, Vilex; and (iii) May 31, 2020. The maturity date for each of the Term Loan A and the revolving credit facility is January 31, 2023. Until such time that the Term Loan B and all accrued interest thereon has been paid in full, no borrowings under the revolving loan facility are permitted.

As provided in the Amendment, Orthex has become a “Borrower” under the Loan Agreement and, as such, granted to the Lender a security interest in all of its personal property as collateral for all borrowing under the Loan Agreement. In connection with the Amendment, the Company granted a security interest in (a) the units of membership interests in Orthex held by the Company, and (b) the shares of stock of Vilex held by the Company, as collateral for borrowings under the Loan Agreement. Borrowings under the Loan Agreement are secured by substantially all of the Company’s assets and are unconditionally guaranteed by each of its subsidiaries with the exception of Vilex.

The foregoing descriptions of the Purchase Agreement, the Fourth Amended and Restated Loan and Security Agreement, the Amendment and the Term Note B are qualified in their entirety by reference to the complete texts thereof, copies of which are included as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 4, 2019, concurrently with the execution and delivery of the Purchase Agreement described in Item 1.01, the Company and the Sellers completed the transactions contemplated thereby. The information disclosed in response to Item 1.01 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 regarding the Loan Agreement and the Term Note B is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of the Common Stock pursuant to the Purchase Agreement is incorporated by reference into this Item 3.02. As part of the aggregate consideration payable at the closing, the Company issued the number of shares of Common Stock set forth above. The issuance of the Common Stock was made in reliance upon an exemption provided under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

On June 5, 2019, the Company issued a press release announcing the completion of the transactions contemplated by the Purchase Agreement described above in Item 1.01. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

To the extent required, the Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

To the extent required, the Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Equity Interest Purchase Agreement, dated June 4, 2019, by and among OrthoPediatrics Corp., the Sellers and the Selling Equityholders (each as defined therein), and Abraham Lavi (as the Sellers’ representative).

10.1	Fourth Amended and Restated Loan Agreement, dated as of December 31, 2017, by and among OrthoPediatrics Corp., its subsidiaries named therein and Squadron Capital LLC (Incorporated by reference to Exhibit 10.1 of Registrants Form 8-K filed on January 8, 2018; SEC File No. 001-38242).

10.2	First Amendment to the Fourth Amended and Restated Loan Agreement, dated as of June 4, 2019, by and among OrthoPediatrics Corp., its subsidiaries named therein and Squadron Capital LLC.

10.3	Term Note B, dated June 4, 2019, made payable, jointly and severally, by OrthoPediatrics Corp. and each of its subsidiaries party thereto.

99.1	Press Release, dated June 5, 2019.

*	The schedules to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of any schedule omitted from the Purchase Agreement to the Securities and Exchange Commission (the “SEC”) upon request.

Cautionary Note on Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including but not limited to statements related to the planned divestiture of the non-core product lines of the Vilex Companies and the timing and impact of such divestiture are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks related to the Company’s ability to successfully manage the divestiture process and to complete the divestiture in order to realize the anticipated benefits, and such other risks detailed from time to time in the Company’s SEC filings, including those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and in subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: June 5, 2019	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen,
General Counsel and Secretary

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